--------------------------------------------------------------------------------

                                  John Hancock

                                  Financial
                                   TRENDS FUND, INC.

------
 SEMI
ANNUAL
REPORT
------                                        formerly
6.30.01                                       The Southeastern
                                              Thrift and Bank
                                              Fund, Inc.




                           [LOGO] John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS
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


--------------------------------------------------------------------------------
[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc., flush left next to first paragraph.]
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Table of contents
---------------------
Your fund at a glance
page 1
---------------------
Managers' report
page 2
---------------------
Fund's investments
page 6
---------------------
Financial statements
page 9
---------------------
For your information
page 21
---------------------

Dear Fellow Shareholders,

The first six months of 2001 have brought some changes to the Fund - all for the better, in our view. Most significantly, the Fund has a new name, John Hancock Financial Trends Fund, Inc., and a broader investment strategy that allows the Fund to take better advantage of the changed landscape of the financial services sector. Approved by shareholders in March, these changes are detailed in the following discussion by portfolio management team leader Jim Schmidt.

Another change, as you can see, is to the Fund's shareholder report. In addition to the new overall look, there are several prominent differences, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By moving to a standard mailing format, we hope to deliver it to you in an even more timely fashion.

These enhancements are all part of our ongoing effort to provide you with both solid performance results and high-quality service.

As for performance, we are pleased to report that the Fund turned in very strong results for the first half of 2001, returning 11.70% at net asset value. That far surpassed the broader stock market, which fell 6.69%, as measured by the Standard & Poor's 500 Index, in a volatile environment of rapidly slowing economic growth and declining corporate profits. Bank stocks benefited from the six interest-rate cuts totaling 2.75 percentage points that were enacted by the Federal Reserve in the first half of the year. Financial stocks closely tied to the struggling stock market - like brokerage and investment banking firms - fared less well, however.

As the Fund goes forward with its broadened mandate, we continue to have the utmost confidence in our seasoned management team's ability to choose, now from a wider range of financial companies, those that have the best long-term prospects and the potential to benefit from industry deregulation and consolidation.

Sincerely,

/s/Franklin C. Golden
---------------------
Franklin C. Golden,
Chairman of the John Hancock Financial Trends Fund, Inc.

Over the last six months

[] The economy slowed precipitously and the broad stock market turned in negative results.

[] Bank stocks rebounded as interest rates fell, and the Fund outperformed the market and its peers.

[] The Fund changed its name and broadened its investment strategy.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Financial Trends Fund, Inc.". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 11.70% total return for John Hancock Financial Trends Fund, Inc. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

2.6% Whitney Holding Corp.
2.5% BB&T Corp.
2.5% SouthTrust Corp.
2.5% First Tennessee National Corp.
2.4% Fannie Mae
2.4% National Commerce Financial Corp.
2.4% Seacoast Banking Corp. (Class A)
2.3% Regions Financial Corp.
2.2% First Citizens BancShares, Inc. (Class A)
2.1% Capital City Bank Group, Inc.

As a percentage of net assets on June 30, 2001.

YOUR FUND
AT A GLANCE

The Fund seeks long-term capital appreciation by investing primarily in stocks of U.S. and foreign financial services companies of any size.

         By James K. Schmidt, CFA, Portfolio Management Team Leader, and
          Thomas M. Finucane and Thomas C. Goggins, Portfolio Managers



                                  John Hancock
                                  Financial Trends
                                  Fund, Inc.

MANAGERS' REPORT

On March 19, 2001, shareholders of The Southeastern Thrift and Bank Fund, Inc. voted to adopt a new, broader investment policy. To reflect its new investment strategy, the Fund was renamed the John Hancock Financial Trends Fund, Inc.

The first six months of 2001 were marked by a dramatically slowing economy, a relentless stream of disappointing corporate profit announcements and a distressed stock market that produced negative results. In response to the sagging economy, the Federal Reserve Board cut short-term interest rates six times for a total of 2.75 percentage points in a bid to avoid a recession. Banks and thrifts with the most sensitivity to falling rates were lifted by the Fed's easing stance, as were smaller banks, which had struggled last year. While financial stocks as a group held up better than the broad stock market, those connected to the increasingly dicey stock market, like asset managers and brokerage houses, were hit hard, as were financial companies whose valuations ran up the most by the end of last year. For the six months ended June 30, 2001, the Standard & Poor's Financial Index returned -2.52%, while the broad market, as measured by the Standard & Poor's 500 Index, returned -6.69%.

"...financial stocks as a group held up better than the broad stock market..."

FUND PERFORMANCE
John Hancock Financial Trends Fund, Inc. produced a very solid result during the period, due to our overweighting in the outperforming mid-sized regional and smaller banks. For the six months ended June 30, 2001, the Fund posted a total return of 11.70% at net asset value. That compared with the 0.54% return of the average open-end financial services fund, according to Lipper, Inc.

SMALL AND INTEREST-SENSITIVE
BANKS DOMINATE

Not surprisingly, the Fund's holdings in banks and thrifts with the greatest sensitivity to falling rates were some of our best performers, including SouthTrust, First Tennessee National and First Financial Holdings. Conversely, the banks with the highest price-to-earnings ratios, which had risen the most last year, like Bank of New York and Wells Fargo, lost ground. Small-capitalization banks whose stock prices had grown very cheap after last year's lag also boosted our performance, including Alabama National Bancorp., Seacoast Banking Corp. and Texas Regional Bancshares. In addition to being attractively valued, these stocks were lifted by several factors, including their potential inclusion in the Russell 2000 Index, their relative underexposure to areas of heightened loan concern (i.e., telecommunications loans) and their improved margin outlooks in the falling-rate environment.

"With shareholders' approval, we continued to increase the Fund's exposure to non-bank financial stocks..."

BANKS POISED FOR ABOVE-MARKET GROWTH

With the economy in a slower mode and interest rates continuing to decline, bank loan growth should be at a slower 5% pace. At the same time, bank margins have stabilized, expenses are under control and banks continue to buy back stock. Even though the level of non-performing assets rose in the period, it is still very low - at less than one percent of total assets - and we do not believe it will rise much above one percent. With this backdrop, banks should be able to generate single-digit earnings-per-share growth, which, while modest compared to prior years, still tops the negative profit outlook for the broad market.

--------------------------------------------------------------------------------
[A photo of Team leader Jim Schmidt flush right next to first paragraph.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industrial classifications." The first listing is Banks-Southeast 40%, the second is Banks-Superregional 8%, the third Finance-Savings & loan 8%, the fourth Insurance-Life 8%, and the fifth Broker services 7%.]
--------------------------------------------------------------------------------

BROADENING THE FUND

As we noted earlier in this report, shareholders voted during the period to adopt a new, broader investment policy that is also reflected in the Fund's new name. While the Fund will continue to invest in Southeastern banks and thrifts, it will also invest more widely in U.S. and foreign companies across the financial services industry, including finance companies, brokerages and advisory firms, real estate firms and insurance companies. Prior to this vote, the Fund had been able to invest in non-bank financial stocks on a restricted basis. With shareholders' approval, we continued to increase the Fund's exposure to non-bank financial stocks, up to about 28% of the Fund by the end of June. We did

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Types of investments in the Fund As of June 30, 2001." The chart is divided into three sections (from top to left):
Domestic common stock 93%, Foreign common stock 1%, and Short-term investments & other 6%.]
--------------------------------------------------------------------------------

this primarily by adding to existing positions in some high- quality brokerage, insurance and finance names, including Legg Mason and MetLife. While several of these suffered during the period from the stock-market downturn, we believe their long-term growth potential makes them worth owning.

SLOW PACE FOR BANK MERGERS

Although merger activity was generally slow during the period, we did have four of our banks involved in takeover offers.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is First Citizens followed by an up arrow with the phrase "Carolina community bank thrives in Wachovia turmoil." The second listing is Superior Financial followed by an up arrow with the phrase "Arkansas thrift sees margins fatten as rates fail." The third listing is Northern Trust followed by a down arrow with the phrase "Value-focused investors flee high-valuation financial stocks."]
--------------------------------------------------------------------------------

The headline transaction was First Union's bid to acquire Wachovia, later complicated by the arrival of SunTrust as a hostile suitor. We believe many years of consolidation are still ahead in the banking industry, as the extraordinary number of institutions gets whittled down to a more efficient level. Although many valuable bank franchises are trading at very reasonable prices, the pool of banks able to undertake a sizable acquisition has shrunk due to low valuation and uncertain benefits from past deals. Only a handful of the nation's top banks have unblemished records that leave them in a good position to pursue further transactions. It will take time and a greater number of merger success stories before other powerful banks resume acquisition programs.

OUTLOOK

Although the Fed's aggressive moves to stabilize the economy appear to be winding down, its efforts should begin to have a positive effect later this year, and we expect the U.S. economy to avoid a recession and produce modest growth for the rest of 2001. Falling rates and an economy that is growing moderately are usually two good ingredients for bank-stock performance. In this environment, we will keep adding to our stake in higher-quality banks and reducing positions in banks in which we are less certain about their loan portfolios.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

"Falling rates and an economy that is growing moderately are usually two good ingredients for bank-stock performance."

FINANCIAL STATEMENTS

FUND'S INVESTMENTS

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on June 30, 2001 (unaudited).


SHARES                       ISSUER                                                 VALUE

-----------------------------------------------------------------------------------------
COMMON STOCKS  93.96%                                                         $69,367,116
-----------------------------------------------------------------------------------------
(Cost $43,218,342)

Banks - Foreign  1.03%                                                           $759,559
23,848                       Royal Bank of Canada (Canada)                        759,559
Banks - Midwest  3.83%                                                          2,830,110
25,000                       Commerce Bancshares, Inc.                            922,500
17,500                       Fifth Third Bancorp                                1,050,875
18,500                       TCF Financial Corp.                                  856,735
Banks - Money Center  1.91%                                                     1,406,000
20,000                       Bank of New York Co., Inc. (The)                     960,000
10,000                       J.P. Morgan Chase & Co.                              446,000
Banks - Northeast  1.02%                                                          755,000
10,000                       M & T Bank Corp.                                     755,000
Banks - Southeast  39.61%                                                      29,245,464
22,000                       ABC Bancorp.                                         245,300
37,500                       Alabama National Bancorp.                          1,216,875
22,688                       AmSouth Bancorp.                                     419,501
48,667                       BancorpSouth, Inc.                                   827,339
49,668                       BB&T Corp.                                         1,822,816
61,850                       Capital City Bank Group, Inc.                      1,538,209
62,112                       Colonial BancGroup, Inc.                             893,170
28,753                       Commercial Bankshares, Inc.                          621,784
39,653                       Commonwealth Bankshares, Inc.                        255,365
53,525                       Compass Bancshares, Inc.                           1,418,412

See notes to
financial statements.

6


SHARES                       ISSUER                                                 VALUE

Banks - Southeast (continued)
12,164                       F & M National Corp.                                $486,560
12,355                       First Bancorp. of North Carolina                     304,304
33,500                       First Charter Corp.                                  628,125
14,806                       First Citizens BancShares, Inc. (Class A)          1,606,451
52,080                       First Tennessee National Corp.                     1,807,697
29,475                       First Virginia Banks, Inc.                         1,388,862
27,500                       FNB Financial Service Corp.                          387,750
12,665                       Hancock Holding Co.                                  543,962
21,000                       IBERIABANK Corp.                                     620,550
59,000                       Lamar Capital Corp.                                  647,230
56,512                       LSB Bancshares, Inc.                                 778,170
73,028                       National Commerce Financial Corp.                  1,779,692
52,800                       Peoples Banctrust Co., Inc.                          613,536
53,272                       Regions Financial Corp.                            1,704,704
50,000                       Seacoast Banking Corp. (Class A)                   1,752,000
69,790                       SouthTrust Corp.                                   1,814,540
59,500                       Trustmark Corp.                                    1,209,040
40,800                       Whitney Holding Corp.                              1,913,520
Banks - Southwest  1.19%                                                          879,816
30,800                       Summit Bancshares, Inc.                              579,656
7,450                        Texas Regional Bancshares, Inc. (Class A)            300,160
Banks - Superregional  8.41%                                                    6,208,024
11,424                       Bank of America Corp.                                685,783
42,322                       First Union Corp.                                  1,478,731
18,000                       Mellon Financial Corp.                               828,000
16,000                       Northern Trust Corp.                               1,000,000
14,292                       SunTrust Banks, Inc.                                 925,836
1,812                        Wachovia Corp.                                       128,924
25,000                       Wells Fargo & Co.                                  1,160,750
Banks - West  0.66%                                                               487,200
16,000                       Pacific Capital Bancorp.                             487,200
Broker Services  7.03%                                                          5,188,440
14,500                       Goldman Sachs Group, Inc.                          1,244,100
16,000                       Legg Mason, Inc.                                     796,160
12,500                       Lehman Brothers Holdings, Inc.                       971,875
18,500                       Merrill Lynch & Co., Inc.                          1,096,125
35,300                       Raymond James Financial, Inc.                      1,080,180
Computer Services  0.96%                                                          711,000
15,000                       SEI Investments Co.                                  711,000
Finance - Consumer Loan  2.54%                                                  1,873,500
22,500                       American Express Co.                                 873,000
15,000                       Household International, Inc.                      1,000,500
Finance - Investment Management  0.92%                                            676,500
11,000                       Affiliated Managers Group, Inc.*                     676,500
Finance - Savings & Loan  8.17%                                                 6,034,665
54,000                       Community Savings Bankshares, Inc.                   780,300
65,500                       First Financial Holdings, Inc.                     1,506,500
15,000                       Golden West Financial Corp.                          963,600

                                                           See notes to
                                                           financial statements.

                                                                               7


SHARES                       ISSUER                                                 VALUE

Finance - Savings & Loan  (continued)
28,000                       Plantation Financial Corp.                          $420,000
33,600                       Security Federal Bancorp., Inc.                      386,400
95,000                       South Street Financial Corp.                         694,925
23,100                       Superior Financial Corp.*                            344,190
25,000                       Washington Mutual, Inc.                              938,750
Insurance - Life  8.10%                                                         5,979,532
45,000                       AFLAC, Inc.                                        1,417,050
31,500                       Jefferson Pilot Corp.                              1,522,080
32,500                       MetLife, Inc.                                      1,006,850
32,645                       Phoenix Cos., Inc.                                   607,197
41,500                       Protective Life Corp.                              1,426,355
Insurance - Multi-Line  1.47%                                                   1,084,806
11,800                       AXA Corp., American Depositary Receipt (ADR)(France) 332,406
11,000                       Hartford Financial Services Group, Inc. (The)        752,400
Insurance - Property & Casualty  2.49%                                          1,835,850
12,500                       Ambac Financial Group, Inc.                          727,500
13,500                       XL Capital Ltd. (Class A)                          1,108,350
Mortgage & Real Estate Services  4.62%                                          3,411,650
12,500                       Countrywide Credit Industries, Inc.                  573,500
21,000                       Fannie Mae                                         1,788,150
15,000                       Freddie Mac                                        1,050,000

                                                INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE              RATE            (000S OMITTED)      VALUE

-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.05%                                                  $4,466,825
-----------------------------------------------------------------------------------------
(Cost $4,466,825)
Cash Equivalents  0.04%
Deposits in Mutual Banks                                        $28,825            28,825

Joint Repurchase Agreement  6.01%
Investment in a joint repurchase agreement transaction
 with UBS Warburg, Inc. - Dated 06-29-01, due
 07-02-01 (Secured by U.S. Treasury Bond, 6.875%
 due 08-15-25 and U.S. Treasury Note, 5.625%
 due 11-30-02)                                    3.970%          4,438         4,438,000

-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS  100.01%                                                    $73,833,941
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.01%)                                         ($9,266)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                     $73,824,675
-----------------------------------------------------------------------------------------

* Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes
to financial statements.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $47,685,167)                             $73,833,941
Cash                                                                        190
Receivable for investments sold                                         267,939
Dividends and interest receivable                                       176,426
Other assets                                                                721
Total assets                                                         74,279,217

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       421,307
Payable to affiliates                                                    33,235
Total liabilities                                                       454,542

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      37,213,160
Accumulated net realized gain on investments                          9,830,522
Net unrealized appreciation of investments                           26,148,774
Undistributed net investment income                                     632,219
Net assets                                                          $73,824,675

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 3,986,504 shares outstanding                                    $18.52

ASSETS AND LIABILITIES

June 30, 2001
(unaudited).

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value per share.


                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2001
(unaudited).1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $127)                   $773,685
Interest                                                                136,726
Total investment income                                                 910,411

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                               225,486
Administration fee                                                       52,035
Legal fees                                                               32,914
Directors' fee                                                           26,992
Custodian fee                                                            18,791
Auditing fee                                                             15,177
Miscellaneous                                                            14,382
Printing                                                                 11,304
Transfer agent fee                                                        5,098
Total expenses                                                          402,179
Net investment income                                                   508,232

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments sold                                 8,642,315
Change in net unrealized appreciation (depreciation)
 of investments                                                      (1,435,748)
Net realized and unrealized gain                                      7,206,567
Increase in net assets from operations                               $7,714,799

1 Semiannual period from 1-1-01 through 6-30-01.

See notes to
financial statements.

FINANCIAL STATEMENTS


                                    YEAR                          PERIOD
                                    ENDED                         ENDED
                                    12-31-00                      6-30-01 1
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income               $1,565,887                    $508,232
Net realized gain                    5,634,017                   8,642,315
Change in net unrealized
 appreciation (depreciation)        (2,749,184)                 (1,435,748)
Increase in net assets
 resulting from operations           4,450,720                   7,714,799
Distributions to shareholders
From net investment income          (1,514,872)                          -
From net realized gain              (9,204,161)                          -
                                   (10,719,033)                          -

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                 72,378,189                  66,109,876
End of period2                     $66,109,876                 $73,824,675

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

2 Includes undistributed net investment income of $123,987 and $632,219, respectively.

CHANGES IN NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions and any increase due to the sale of common shares.

                                                           See notes to
                                                           financial statements.

FINANCIAL HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                         12-31-96         12-31-97        12-31-98       12-31-99       12-31-00        6-30-01 1
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                  $14.380          $17.560         $27.910        $23.970        $18.160          $16.580
Net investment income                   0.280            0.316           0.328          0.348          0.393            0.127
Net realized and unrealized
 gain (loss) on investments             3.295 2         10.372 2        (1.986)        (3.485)         0.716            1.813
Total from investment operations        3.575           10.688          (1.658)        (3.137)         1.109            1.940
Less distributions
From net investment income             (0.274)          (0.310)         (0.320)        (0.350)        (0.380)               -
From net realized gain                 (0.121)          (0.028)         (1.962)        (2.323)        (2.309)               -
                                       (0.395)          (0.338)         (2.282)        (2.673)        (2.689)               -
Net asset value,
 end of period                        $17.560          $27.910         $23.970        $18.160        $16.580          $18.520
Per share market value,
 end of period                        $16.375          $30.250         $22.375        $15.500        $13.688          $15.350
Total return
 at market value (%)                    21.96            91.59          (18.37)        (18.94)          5.02            12.14 3

-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                            $70             $111             $96            $72            $66              $74
Ratio of expenses
 to average net assets (%)               1.13             1.06            0.97           1.05           1.12             1.17 4
Ratio of net investment
 income to average
 net assets (%)                          1.79             1.45            1.22           1.52           2.35             1.48 4
Portfolio turnover (%)                     13               16               9             14             23               30

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.
2 Net of federal income taxes of $0.48 for December 31, 1996 and $0.64 for
  December 31, 1997 on net long-term capital gains retained by the Fund.
3 Not annualized.
4 Annualized.


See notes to
financial statements.

NOTE A

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. Prior to March 19, 2001, the Fund was known as The Southeastern Thrift and Bank Fund, Inc. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. On March 19, 2001 shareholders approved the following new investment policy: The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 65% of its assets in stocks of U.S. and foreign financial services companies of any size. These companies will include banks, thrifts, finance companies, brokerage and advisory firms, real-estate-related firms, insurance companies and financial holding companies.

Nonetheless, the Fund may be required, by the newly adopted Rule 35d-1 of the Investment Company Act of 1940, to invest 80% of its assets in issuers in the financial services industry. That rule requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name.

The financial services sector includes banks, trust companies, broker-dealers, insurance companies, investment advisers, credit card companies, finance companies, credit reporting companies and other companies that provide services to those financial service companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them.

In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective.

The policies and strategies, as they exist and as they would be amended by the proposal, are non-fundamental. That means that they can be changed without a shareholder vote.

NOTES TO
STATEMENTS

Unaudited.

The Fund's current Investment Restriction No. 1, relating to industry concentration, was modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Significant accounting policies of the Fund are as follows:

Valuation of investments Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

Joint repurchase
agreement Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Securities transactions and investment income Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex- dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

Federal income taxes The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex- dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 2000, which had no effect on the Fund's net assets, net investment income or net realized gains.

Use of estimates The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C
Fund common share transactions

This listing illustrates the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                             YEAR ENDED 12-31-00         PERIOD ENDED 6-30-01 1
                            SHARES        AMOUNT          SHARES        AMOUNT
Beginning of period      3,986,504   $37,213,160       3,986,504   $37,213,160
End of period            3,986,504   $37,213,160       3,986,504   $37,213,160

1 Semiannual period from 1-1-01 through 6-30-01. Unaudited.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 2001, aggregated $20,132,004 and $19,355,078, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 2001.

The cost of investments owned at June 30, 2001 (excluding deposits in mutual savings banks) for federal income tax purposes was $47,719,106. Gross unrealized appreciation and depreciation of investments aggregated $26,985,819 and $870,984 respectively, resulting in net unrealized appreciation of $26,114,835.

NOTE E

Shares repurchased and tender offers The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

REPURCHASE
AGREEMENTS
A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/ or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's common stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non- participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Financial Trends Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 19, 2001, a special meeting of shareholders of John Hancock Financial Trends Fund, Inc. was held. The shareholders approved the following proposals (votes in parentheses):

         To amend the Fund's investment policies and strategies to invest across the financial services sector, including internationally, without limitation (1,778,629 For, 199,778 Against, and 41,141 Abstaining).

         To modify the Fund's industry concentration policy (752,585 For, 222,758 Against, and 44,205 Abstaining).

         To elect the Fund's directors as follows:

                                                     WITHHELD
                                    FOR              AUTHORITY
--------------------------------------------------------------------------------
         Franklin C. Golden         3,547,117        84,669
         Robert G. Freedman         3,549,084        82,702
         Fred G. Steingraber        3,547,117        84,669
         Donald R. Tomlin           3,546,954        84,832
         H. Hall Ware III           3,541,492        90,295

         To ratify Deloitte & Touche LLP as the Fund's independent public accountants (3,571,393 For, 23,801 Against, and 36,593 Abstaining).

DIRECTORS
Franklin C. Golden
Robert G. Freedman
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS
Franklin C. Golden
Chairman

William L. Braman
President

Robert E. Gramer
Treasurer

James K. Schmidt
Vice President

Susan S. Newton
Secretary

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN,
TRANSFER AGENT,
DISTRIBUTION DISBURSING
AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT
DIRECTORS' COUNSEL
Kilpatrick & Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed NASDAQ Symbol:
JHFT

For shareholder assistance
refer to page 18

FOR YOUR INFORMATION

--------------------------------------------------------------------------------
HOW TO
CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     State Street Bank and Trust Company
                                    P.O. Box 8200
                                    Boston, MA 02266-8200

Customer service representatives    1-800-426-5523

24-hour automated information       1-800-843-0090

--------------------------------------------------------------------------------

[LOGO]   John Hancock
       -----------------                           PRSRT STD
       JOHN HANCOK FUNDS                         U. S. Postage
                                                     PAID
       1-800-426-5523                          S. Hackensack, NJ
       1-800-843-0090                            Permit No. 750

       www.jhfunds.com




                                                                    PT0SA   6/01
                                                                            8/01